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                                                                    EXHIBIT 10.1


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 31, 2001 by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "Borrower"); the financial institutions which are now, or in accordance with ARTICLE XIII of the Credit Agreement (hereinafter described) are hereafter, parties to the Credit Agreement by execution of the signature pages thereto or otherwise (collectively, the "Lenders" and each individually, a "Lender"); CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent for the Lenders (in such capacity as Agent, together with its successors and assigns in such capacity, the "Agent"); and BANKERS TRUST COMPANY, as syndication agent for the Lenders (together with its successors and assigns in such capacity, the "Syndication Agent").

                                    RECITALS

       A. The Borrower, certain "Lenders" named therein, the Agent and the Syndication Agent are parties to a First Amended and Restated Credit Agreement dated as of December 2, 1997, as previously amended by Amendment No. 1 and Amendment No. 2, each dated as of June 30, 1998, the Third Amendment to Credit Agreement dated as of March 31, 1999, the Fourth Amendment to Credit Agreement dated as of April 23, 1999, the Fifth Amendment to Credit Agreement dated as of September 2, 1999, the Sixth Amendment to Credit Agreement dated as of December 31, 1999 and the Seventh Amendment to Credit Agreement dated as of December 29, 2000 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

     B. The Borrower has requested that the Credit Agreement be amended to reduce the minimum requirement for EBITDA as of March 31, 2001 from $19,000,000 to $17,000,000.

     C. The Lenders are willing to agree to such amendment subject to the conditions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION IV, the Lenders hereby agree with the Borrower that SECTION 5.01 of the Credit Agreement shall be amended by deleting the character and numerals, "$19,000,000" indicated opposite the March 31, 2001 quarter end in the Table set forth therein and substituting therefor "$17,000,000." Except as specifically amended or waived hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement, as

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amended, shall be secured by and be entitled to the benefits of said Security
Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

     A. The execution and delivery of this Amendment and the Joinder hereto have been duly authorized by all requisite corporate action on the part of the Borrower and the Subsidiaries.

     B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date (and, without limitation thereof, since December 31,
2000), no event or circumstance has occurred or existed which could reasonably be expected to have a Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

     C. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority (including any Specified Authority), or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment or the Joinder hereto.

     D. This Amendment and the Joinder hereto constitute the legal, valid and binding obligations of the Borrower and its Subsidiaries enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement, is subject to the following conditions:

     A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

     1.   On or before the date hereof:

          (a) This Amendment.

          (b) The attached Joinder, duly authorized, executed and delivered by the Borrower's Subsidiaries.


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          (c) True and complete copies of any stockholders' consents and/or resolutions of the board of directors or other governing body of the Borrower, authorizing the execution and delivery of this Amendment) certified by the Manager of the Borrower.

V.   MISCELLANEOUS.

     A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the Joinder hereto.

     B. This Amendment and the Joinder hereto shall be governed by and construed in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of laws).

     C. This Amendment and the Joinder hereto may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment and of the attached Joinder by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]


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     IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                         BORROWER:

                                         ACME TELEVISION, LLC

                                         By: /s/ Thomas D. Allen
                                             -----------------------------------
                                                 Thomas D. Allen, Executive Vice
                                                 President


                                         AGENT:

                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         AS AGENT


                                         By: /s/ Harold Birk
                                             -----------------------------------
                                                 Harold Birk, Executive Director
                                                 CIBC World Markets Corp., as
                                                 Agent


                                         SYNDICATION AGENT:


                                         BANKERS TRUST COMPANY,
                                         AS SYNDICATION AGENT


                                         By: /s/ Gregory P. Shefrin
                                             -----------------------------------
                                         Name:
                                         Title:


                                         LENDER:

                                         CIBC INC.


                                         By: /s/ Harold Birk
                                             -----------------------------------
                                                 Harold Birk, Executive Director
                                                 CIBC World Markets Corp.,
                                                 as Agent

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                                         LENDER:

                                         BANKERS TRUST COMPANY


                                         By: /s/ Gregory P. Shefrin
                                             -----------------------------------
                                         Name:
                                         Title:

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                              JOINDER BY GUARANTORS

     The undersigned hereby jointly and severally join in the execution of the foregoing Eighth Amendment to Credit Agreement dated as of March 31, 2001 (the "Amendment") to which this Joinder is attached to confirm their respective consents to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify (a) the respective Guarantees of the undersigned and (b) all agreements securing such Guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective Guarantees.

                                     ACME Television of Oregon, LLC
                                     ACME Television Licenses of Oregon, LLC
                                     ACME Television of Tennessee, LLC
                                     ACME Television Licenses of Tennessee, LLC
                                     ACME Television of Utah, LLC
                                     ACME Television Licenses of Utah, LLC
                                     ACME Television of New Mexico, LLC
                                     ACME Television Licenses of New Mexico, LLC
                                     ACME Subsidiary Holdings III, LLC
                                     ACME Television of Missouri, Inc.
                                     ACME Television Licenses of Missouri, LLC
                                     ACME Television of Florida, LLC
                                     ACME Television Licenses of Florida, LLC
                                     ACME Television Licenses of Illinois, LLC
                                     ACME Television of Illinois, LLC
                                     ACME Television Licenses of Ohio, LLC
                                     ACME Television of Ohio, LLC
                                     ACME Television Licenses of Wisconsin, LLC
                                     ACME Television of Wisconsin, LLC


                                     By: /s/ Thomas D. Allen
                                         ---------------------------------------
                                         Duly authorized signatory as to all